UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 28, 2022	0-7928
Date of Report (Date of earliest event reported)	Commission File Number

(Exact name of registrant as specified in its charter)

Delaware	11-2139466
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

68 South Service Road, Suite 230 Melville, New York 11747
(Address of Principal Executive Offices) (Zip Code)

(631) 962-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.10 per share	CMTL	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment and Compensation of Chief Operating Officer

On March 30, 2022, Comtech Telecommunications Corp. (the "Company") announced the appointment of Maria Hedden as Chief Operating Officer of the Company effective as of March 28, 2022.

Ms. Hedden, age 53, has over 20 years of executive income statement management experience, focusing on improving business performance. Ms. Hedden has worked with some of the largest names in defense and mission-critical communications, including BAE Systems and L3Harris. In her most recent position, she served as Senior Vice President of Operational Transformation for Leidos since May 2021, where she was responsible for establishing manufacturing excellence for a multi-billion product portfolio. Prior to that position, Ms. Hedden was Senior Vice President of Security Detection and Automation Detection for Leidos from May 2020. Before joining Leidos, Ms. Hedden was Division President at L3Harris since 2016 and operated as the head of both L3Harris’ Security and Detection division, as well as its Combat Propulsion Systems division.

Under the terms of an offer letter extended by the Company to Ms. Hedden, the Executive Compensation Committee of the Company’s Board of Directors has established a total direct compensation target of $1,000,000, consisting of a base salary of $485,000, a non-equity incentive target of $257,500, $128,750 of restricted stock (which vests 20% per year ratably over the next five years) and $128,750 of performance-based restricted stock units covering the three annual fiscal years ending July 31, 2024. The actual amounts for fiscal 2022 will be pro-rated based on Ms. Hedden's start date. In addition, the Executive Compensation Committee granted Ms. Hedden a one-time equity award of restricted stock units valued at $400,000, subject to cliff vesting on the fifth anniversary of the grant date and receipt conditioned upon Ms. Hedden’s continued active employment through the vesting date. The Company also expects Ms. Hedden to enter into its standard indemnification agreement for officers.

A copy of the Company’s press release relating to this announcement, is filed herewith as exhibit 99.1 and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated March 30, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Comtech Telecommunications Corp. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
COMTECH TELECOMMUNICATIONS CORP.
Dated:    April 1, 2022
By:    /s/ Michael A. Bondi
Name:    Michael A. Bondi
Title:    Chief Financial Officer